POTOMAC FUNDS

Small Cap Plus Fund
Small Cap/Short Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective May 1, 2006, the investment target and investment objective of the Small Cap Plus Fund and the Small Cap/Short Fund (the “Funds”) will change to the following:

The Small Cap Plus Fund seeks to provide investment returns that correspond to 250% of the performance of the Russell 2000® Index. If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately two and a half times as much as the Russell 2000® Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately two and a half as much when the aggregate prices of the securities in the Russell 2000® Index decline on a given day.

The Small Cap/Short Fund seeks to provide investment returns that inversely correspond (opposite) to 250% of the performance of the Russell 2000® Index. If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund shares should increase two and a half times as much as any daily decrease in the level of the Russell 2000® Index on a given day. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease twice as much as any daily increase in the level of the Russell 2000® Index on a given day.

It is not anticipated that the Funds’ investment strategies will materially change in any way. An example of the new investment target and objective for the Funds is as follows:

The Potomac Small Cap Plus Fund and the Potomac Small Cap/Short Fund are targeted to the Russell 2000® Index. If, on a given day, the Russell 2000® Index gains 2%, the Small Cap Plus Fund is designed to gain approximately 5% (which is equal to 250% of 2%), while the Small Cap/Short Fund is designed to lose 5% (which is equal to 250% of 2%). Conversely, if the Russell 2000® Index loses 1% on a given day, the Small Cap/Short Fund is designed to gain 2.5%, while the Small Cap Plus Fund is designed to lose 2.5%.

Until May 1, 2006, Rafferty Asset Management, LLC, investment advisor to the Funds, will continue to pursue the Funds’ current investment objectives of seeking investment returns that for the Small Cap Plus Fund correspond to 125% of the performance of the Russell 2000® Index and for the Small Cap/Short Fund inversely correspond (opposite) 200% of the performance of the Russell 2000® Index.

Questions regarding this change may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is March 1, 2006.